                   FIRST AMENDMENT TO AMENDED AND RESTATED

                              LICENSE AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LICENSE AGREEMENT (this "Amendment") is entered into as of this 2nd day of June, 1998, by and between
E. KHASHOGGI INDUSTRIES, LLC, a Delaware limited liability company ("EKI"), and EARTHSHELL CORPORATION, a Delaware corporation ("ECC").

                                   RECITALS:

     A. EKI is the owner of: (i) certain technology related to cementitious, inorganically filled and starch-based containers for the packaging, storing, portioning and dispensing of food or beverages and cementitious, inorganically filled and starch-based compositions formed in sheets or rolls and which can be converted into food or beverage containers;
(ii) additional technology which deals with hydraulically settable, inorganically filled or starch-based compositions and the methods and systems for using and manufacturing such compositions; and (iii) certain know-how, trade secrets and other proprietary information and data which are related or complementary to such technologies.

     B. Pursuant to the terms of that certain Amended and Restated License Agreement, dated as of February 28, 1995 (the "License Agreement"), EKI granted to ECC (i) an exclusive, worldwide, license to manufacture, use, sell, sublicense and otherwise commercialize Food Service Disposables (as defined in the License Agreement) that employ or utilize the above-referenced technologies or proprietary information and ALI-ITE-TM- Paper (as defined in the License Agreement) for conversion into Food Service Disposables, and (ii) a non-exclusive, worldwide license to use certain trademarks owned by EKI in connection with the marketing, distributions and sale of Food Service Disposables and/or ALI-ITE-TM- Paper.

     C. EKI and ECC desire to amend the License Agreement in certain respects as set forth herein.

                               AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing Recitals, and the mutual promises and covenants set forth herein, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the License Agreement as follows:

     1.   DEFINITIONS.

          1.1 Paragraph 1(b) of the License Agreement is hereby deleted in its entirety and replaced with the following:

     The term "Moldable Compound Technology" shall mean all of the confidential, secret, or proprietary technology now or hereafter owned by or licensed to EKI involving inorganically filled and starch-based composites, including without limitation moldable compounds (both foam and non-foam applications), articles manufactured from inorganically filled and starch-based composites, the compositions and uses of such inorganically filled and starch-based composites or articles made therefrom, and apparatus and methods for manufacturing same, which are described or claimed in (i) any of the patents or patent applications listed in Exhibit "B" hereto, including without limitation, any continuations, divisionals or continuations-in-part, reissues and extensions thereto, and any patents issued therefrom, and (ii) any future patent applications under the Patent Cooperation Treaty, any future European Patent applications, and/or any future national patent applications in or for any country that are based on any of the applications listed in Section B or D of Exhibit "B" hereto, and any patents issued therefrom.

     1.2 Paragraph 1(d) of the License Agreement is hereby deleted in its entirety and replaced with the following:

     The term "ALI-ITE-TM- Paper Technology" shall mean all of the proprietary technology now or hereafter owned by or licensed to EKI involving hydraulically settable, inorganically filled or starch-based sheets, articles made from hydraulically settable, inorganically filled or starch-based sheets, and apparatus and methods for manufacturing same, which are described or claimed in (i) any of the patents or patent applications listed in Exhibit "C", including without limitation, any continuations, divisionals or continuations-in-part, reissues and extensions thereto, and any patents issued therefrom, and (ii) any future patent applications under the Patent Cooperation Treaty, any future European Patent applications, and/or any future national patent applications in or for any country that are based on any of the applications listed in Sections B or D of Exhibit "C" hereto, and any patents issued therefrom.

     1.3 Paragraph 1(e) of the License Agreement is hereby deleted in its entirety and replaced with the following:

     The term "Core Technology" shall mean all of the proprietary technology now or hereafter owned by or licensed to EKI involving compositions, articles of manufacture, and methods and apparatus for manufacturing articles of manufacture which are described or claimed in (i) any of the patents or patent applications listed in Exhibit "A" hereto, including without limitation, any continuations, divisionals or continuations-in-part, reissues and extensions thereto, and any patents issued therefrom, and
     (ii) any future patent applications under the Patent Cooperation Treaty, any future European Patent applications, and/or any future national patent applications in or for any country that are based on any of the applications listed in Section B or D of Exhibit "A" hereto, and any patents issued therefrom.

     2.   THE LICENSE.

          Paragraph 2 of the License Agreement is hereby amended by adding a new subparagraph (f) as follows:

     Notwithstanding anything set forth herein to the contrary, (i) any technology and related intellectual property that EKI licenses from third parties will be included in the Technology licensed hereunder to the extent the following conditions are satisfied: (A) such technology and related intellectual property rights may be sublicensed to ECC without violating any obligation owed by EKI to the licensor of such technology and intellectual property rights; and (B) such technology and related intellectual property rights that cannot be practiced or exploited without the payment of royalties or other compensation to the third party licensor thereof shall be included in the Technology licensed hereunder to ECC subject to ECC's timely paying all such compensation and performing all other obligations owing to such third party licensor in connection therewith and (ii) if, pursuant to the terms of the Amended and Restated Agreement for Allocation of Patent Costs entered into as of October 1, 1997 by EKI and ECC, ECC is required to pay for or reimburse EKI in respect of particular Costs (as defined therein) that EKI incurs in connection with filing, prosecuting, acquiring or maintaining certain patents or patent applications, but ECC elects under Section 5 thereof not have such Costs incurred by EKI, such patents and/or patent applications will not be included in the Technology licensed to ECC hereunder.

     3.   PATENT MATTERS.

          Paragraph 6(a) of the License Agreement is hereby amended by adding subparagraph (a) thereto as follows:

     PATENT RIGHTS FOR THE TECHNOLOGY. EKI shall have the exclusive right (but not the obligation) to seek and obtain patent protection for the Technology both in the United States and in all foreign jurisdictions; provided, however, that EKI will use commercially reasonable efforts to prosecute the pending United States patent applications listed on Exhibits "A"-"C" hereto. All decisions concerning the process of seeking and obtaining such patent protection shall be within the sole and exclusive discretion of EKI, including but not limited to decisions concerning those jurisdictions in which such protection shall be sought and the identity of legal counsel and other professionals who will be retained to assist EKI in seeking such protection. However, if ECC requests, in writing specifically referring to this subparagraph, that EKI seek patent protection for the Technology in particular jurisdictions, and if EKI determines in its reasonable discretion that seeking such protection will not adversely affect its use of or rights to the technology in question, EKI will seek the protection requested by ECC, provided that all costs and expenses associated with filing, prosecuting and maintaining such patent protection shall be paid by ECC. Any and all patents which are obtained under this paragraph shall be and shall remain the sole and exclusive property of EKI, subject only to the License. EKI shall keep ECC fully and promptly informed of the status of the prosecution of each patent application provided for by this paragraph and shall consult with ECC on all material aspects of the prosecution of each such application; provided, however, that the final decisions in regard to all amendments to and abandonment of such patent applications shall be made by EKI, in its sole discretion. Nothing herein shall affect the rights and obligations of EKI and ECC under the Amended and Restated Agreement for Allocation of Patent Costs entered into as of October 1, 1997.

     4.   REPRESENTATIONS AND WARRANTIES OF EKI.

          Paragraph 10(a) of the License Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:

     EKI is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

     5. ENTIRE AGREEMENT. Paragraph 25 of the License Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

     This Agreement supersedes any prior understandings or agreements, whether written or oral, and any contemporaneous oral agreements, between the parties hereto in regard to the subject matter hereof and contains the entire agreement between the parties in regard to the subject matter hereof. Notwithstanding the foregoing, the parties hereto acknowledge and agree that the Amended and Restated Agreement for Allocation of Patent Costs entered into as of October 1, 1997 by EKI and ECC (the "Amended Patent Cost Allocation Agreement") shall continue in full force and effect, and that all references therein to the "License Agreement" shall be treated as references to this Agreement, as amended from time to time pursuant to the terms and conditions hereof; provided that this Agreement, as so amended, shall control to the extent that anything herein shall be inconsistent with the Amended Patent Cost Allocation Agreement. This Agreement may not be changed or modified orally, but only by an agreement, in writing, signed by both the parties hereto.

     6.   EXHIBITS.

     Exhibits A, B and C to the License Agreement are hereby deleted in their entirety and replaced with Exhibits A, B and C attached hereto.

     7.   NO OTHER AMENDMENT.

     Subject to the amendments expressly made hereby, the License Agreement is not affected hereby and continues in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives upon the date first herein written.

                                       EKI:

                                       E. KHASHOGGI INDUSTRIES, LLC,
                                       a Delaware limited liability company

                                       By:
                                           ----------------------------------
                                       Its:
                                           ----------------------------------

                                       ECC:

                                       EARTHSHELL CORPORATION,
                                       a Delaware corporation

                                       By:
                                           ----------------------------------
                                       Its:
                                           ----------------------------------

                                  EXHIBIT "A"

                                CORE TECHNOLOGY

       A. ISSUED UNITED STATES LETTERS PATENT

       TITLE                                                                 PATENT #     DATE
       -----                                                                 --------     ----
 1.    Methods of Manufacture and Use for Hydraulically Bonded Cement        5,358,676    10/25/94
 2.    Compressed Hydraulically Bonded Composite Articles                    5,637,412    6/10/97
 3.    Methods of Manufacture and Use for Low Density Hydraulically Bonded   5,356,579    10/18/94
       Cement Compositions
 4.    Compressed Low Density Hydraulically Bonded Cement Compositions       5,635,292    6/3/97
 5.    Design Optimized Compositions and Computer Implemented Processes      5,527,387    6/18/96
       for Microstructurally Engineering Cementitious Mixtures
 6.    Hydraulically Settable Containers and Other Articles for Storing,     5,385,764    1/31/95
       Dispensing, and Packaging Food and Beverages and Methods for their
       Manufacture
 7.    Coated Hydraulically Settable Containers and Other Articles for       5,514,430    5/7/96
       Storing, Dispensing, and Packaging Food and Beverages
 8.    Cementitious Materials for Use in Packaging Containers and Their      5,453,310    9/26/95
       Methods of Manufacture
 9.    Coated Cementitious Packaging Containers                              5,631,052    5/20/97
10.    Methods for the Extrusion of Novel, Highly Plastic and Moldable       5,549,859    8/27/96
       Hydraulically Settable Compositions
11.    Articles Formed by Extruding Hydraulically Settable Compositions      5,658,624    8/19/97
12.    Methods for Manufacturing Articles from Sheets of Unhardened          5,766,525    6/16/98
       Hydraulically Settable Compositions
13.    Methods for Manufacturing Containers and Other Articles of            5,676,905    10/14/97
       Manufacture From Hydraulically Settable Mixtures
14.    Sealable Liquid-Tight, Thin-Walled Containers Made from               5,543,186    8/6/96
       Hydraulically Settable Materials

       B. PENDING UNITED STATES PATENT APPLICATIONS

       TITLE
       -----
1.     Methods for Manufacturing Containers and Other Articles from
       Hydraulically Settable Compositions


                                                             Exhibit A - Page 1
                                                                   May 18, 1998

       C. ISSUED FOREIGN PATENTS

       TITLE                                                                 PATENT #     COUNTRY
       -----                                                                 --------     -------
 1.    Methods for the Extrusion of Highly Plastic, Moldable Hydraulically   25356        Iran
       Settable Compositions
 2.    Hydraulically Settable Containers and Other Articles for Storing,     49958/93     Australia
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture
 3.    Hydraulically Settable Containers and Other Articles for Storing,     225538       Peru
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture
 4.    Hydraulically Settable Containers and Other Articles for Storing,     93/5462      South
       Dispensing and Packaging Food and Beverages and Methods for Their                  Africa
       Manufacture
 5.    Hydraulically Settable Containers and Other Articles for Storing,     069669       Taiwan
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture
 6.    Hydraulically Settable Containers and Other Articles for Storing,     1186-93      Venezuela
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture
 7.    Sealable Hydraulically Settable Containers                            99/94        Zimbabwe
 8.    Sealable Hydraulically Settable Containers                            25092        Iran
 9.    Sealable Hydraulically Settable Containers                            94/5285      South
                                                                                          Africa
10.    Design Optimized Compositions and Processes for Microstructurally     679784       Australia
       Engineering Cementitious Mixtures
11.    Design Optimized Compositions and Processes for Microstructurally     103/94       Zimbabwe
       Engineering Cementitious Mixtures
12.    Design Optimized Compositions and Processes for Microstructurally     25100        Iran
       Engineering Cementitious Mixtures
13.    Design Optimized Compositions and Processes for Microstructurally     94/5497      South
       Engineering Cementitious Mixtures                                                    Africa


                                                             Exhibit A - Page 2
                                                                   May 18, 1998

       D. PENDING FOREIGN PATENT APPLICATIONS

       TITLE                                                                              COUNTRY
       -----                                                                              -------
 1.    Hydraulically Bonded Cement Compositions and Their Methods of                      Canada
       Manufacture and Use
 2.    Methods for the Extrusion of Highly Plastic, Moldable Hydraulically                Egypt
       Settable Compositions
 3.    Methods for the Extrusion of Highly Plastic, Moldable Hydraulically                India
       Settable Compositions
 4.    Methods for the Extrusion of Highly Plastic, Moldable Hydraulically                Philippines
       Settable Compositions
 5.    Hydraulically Settable Containers and Other Articles for Storing,                  Canada
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture
 6.    Hydraulically Settable Containers and Other Articles for Storing,                  EPO
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture
 7.    Hydraulically Settable Containers and Other Articles for Storing,                  Japan
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture
 8.    Hydraulically Settable Containers and Other Articles for Storing,                  South
       Dispensing and Packaging Food and Beverages and Methods for Their                  Korea
       Manufacture
 9.    Hydraulically Settable Containers and Other Articles for Storing,                  New
       Dispensing and Packaging Food and Beverages and Methods for Their                  Zealand
       Manufacture
10.    Hydraulically Settable Containers (divisional)                                     New
                                                                                          Zealand
11.    Hydraulically Settable Containers and Other Articles for Storing,                  Russia
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture
12.    Hydraulically Settable Containers and Other Articles for Storing,                  Argentina
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture
13.    Hydraulically Settable Containers and Other Articles for Storing,                  Chile
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture
14.    Hydraulically Settable Containers and Other Articles for Storing,                  China
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture
15.    Hydraulically Settable Containers and Other Articles for Storing,                  Colombia
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture
16.    Hydraulically Settable Containers and Other Articles for Storing,                  India
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture


                                                             Exhibit A - Page 3
                                                                   May 18, 1998

       TITLE                                                                              COUNTRY
       -----                                                                              -------
17.    Hydraulically Settable Containers and Other Articles for Storing,                  Mexico
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture
18.    Hydraulically Settable Containers and Other Articles for Storing,                  Philippines
       Dispensing and Packaging Food and Beverages and Methods for Their
       Manufacture
19.    Design Optimized Compositions and Processes for Microstructurally                  Brazil
       Engineering Cementitious Mixtures
20.    Design Optimized Compositions and Processes for Microstructurally                  Canada
       Engineering Cementitious Mixtures
21.    Design Optimized Compositions and Processes for Microstructurally                  EPO
       Engineering Cementitious Mixtures
22.    Design Optimized Compositions and Processes for Microstructurally                  Japan
       Engineering Cementitious Mixtures
23.    Design Optimized Compositions and Processes for Microstructurally                  So. Korea
       Engineering Cementitious Mixtures
24.    Design Optimized Compositions and Processes for Microstructurally                  New
       Engineering Cementitious Mixtures                                                  Zealand
25.    Design Optimized Compositions and Processes for Microstructurally                  Russia
       Engineering Cementitious Mixtures
26.    Design Optimized Compositions and Processes for Microstructurally                  Georgia
       Engineering Cementitious Mixtures
27.    Design Optimized Compositions and Processes for Microstructurally                  Argentina
       Engineering Cementitious Mixtures
28.    Design Optimized Compositions and Processes for Microstructurally                  Chile
       Engineering Cementitious Mixtures
29.    Design Optimized Compositions and Processes for Microstructurally                  China
       Engineering Cementitious Mixtures
30.    Design Optimized Compositions and Processes for Microstructurally                  Colombia
       Engineering Cementitious Mixtures
31.    Design Optimized Compositions and Processes for Microstructurally                  Egypt
       Engineering Cementitious Mixtures
32.    Design Optimized Compositions and Processes for Microstructurally                  India
       Engineering Cementitious Mixtures
33.    Design Optimized Compositions and Processes for Microstructurally                  Israel
       Engineering Cementitious Mixtures
34.    Design Optimized Compositions and Processes for Microstructurally                  Mexico
       Engineering Cementitious Mixtures
35.    Design Optimized Compositions and Processes for Microstructurally                  Peru
       Engineering Cementitious Mixtures


                                                             Exhibit A - Page 4
                                                                   May 18, 1998

       TITLE                                                                              COUNTRY
       -----                                                                              -------
36.    Design Optimized Compositions and Processes for Microstructurally                  Philippines
       Engineering Cementitious Mixtures
37.    Design Optimized Compositions and Processes for Microstructurally                  Saudi
       Engineering Cementitious Mixtures                                                  Arabia
38.    Design Optimized Compositions and Processes for Microstructurally                  Taiwan
       Engineering Cementitious Mixtures
39.    Design Optimized Compositions and Processes for Microstructurally                  Venezuela
       Engineering Cementitious Mixtures


                                                             Exhibit A - Page 5
                                                                   May 18, 1998

                                  EXHIBIT "B"

                            MOLDABLE COMPOUND TECHNOLOGY

       A. ISSUED UNITED STATES LETTERS PATENT

       TITLE                                                                 PATENT #     DATE
       -----                                                                 --------     ----
 1.    Methods for Manufacturing Food and Beverage Containers Made from      5,766,525    5/19/98
       Inorganic Aggregates and Polysaccharide, Protein or Synthetic
       Organic Binders
 2.    Food and Beverage Containers Made from Inorganic Aggregates and       5,580,624    12/3/96
       Polysaccharide, Protein or Synthetic Organic Binders, and Methods
       for Manufacturing Such Containers
 3.    Coated Food and Beverage Containers Made from Inorganic Aggregates    5,705,242    1/6/98
       and Polysaccharide, Protein or Synthetic Organic Binders
 4.    Molded Articles Having an Inorganically Filled Organic Polymer        5,545,450    8/13/96
       Matrix
 5.    Coated Articles Having an Inorganically Filled Organic Polymer        5,691,014    11/25/97
       Matrix
 6.    Molded Articles Having an Inorganically Filled Organic Polymer        5,702,787    12/30/97
       Matrix
 7.    Molded Articles Having an Inorganically Filled Organic Polymer        5,705,239    1/16/98
       Matrix
 8.    Systems for Molding Articles Having an Inorganically Filled Organic   5,658,603    8/19/97
       Polymer Matrix
 9.    Hinged Articles Having an Inorganically Filled Matrix                 5,631,053    5/20/97
10.    Method of Manufacturing Hinges Having a Highly Inorganically Filled   5,707,474    1/13/98
       Matrix
11.    Inorganically Filled, Starch-Bound Compositions for Manufacturing     5,660,900    8/26/97
       Containers and Other Articles Having a Thermodynamically Controlled
       Cellular Matrix
12.    Methods for Uniformly Dispersing Fibers Within Starch-Based           5,618,341    4/8/97
       Compositions
13.    Compositions for Manufacturing Fiber-Reinforced, Inorganically        5,662,731    9/2/97
       Filled, Starch-Bound Articles Having a Foamed Cellular Matrix
14.    Articles Having A Starch-Bound Cellular Matrix Reinforced With        5,683,772    11/4/97
       Uniformly Dispersed Fibers
15.    Methods and Systems for Manufacturing Articles Having A Starch-Bound  5,709,827    1/20/98
       Cellular Matrix Reinforced With Uniformly Dispersed Fibers
16.    Starch-Based Compositions Having Uniformly Dispersed Fibers Used to   5,679,145    10/21/97
       Manufacture High-Strength Articles Having a Fiber-Reinforced,
       Starch-Bound Cellular Matrix
17.    Method of Forming a Sand-Based Article Using a Decomposable Binder    5,569,514    10/29/96
       and the Article Formed Thereby
18.    Oven Safe Disposable Food Container                                   5,317,119    5/31/94


                                                             Exhibit B - Page 1
                                                                   May 18, 1998

       TITLE                                                                 PATENT #     DATE
       -----                                                                 --------     ----
19.    Method of Forming a Sand-Based Article Using a Decomposable Binder    5,108,677    4/28/92
       and the Article Formed Thereby
20.    Methods for Treating the Surface of Starch-Based Articles With        5,716,675    2/10/98
       Glycerin
22.    Systems for Molding Articles Which Include a Hinged Starch-Bound      5,707,203    1/6/98
       Cellular Matrix
23.    Biodegradable Ribbed Dish                                             5,242,078    9/7/93
24.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of       5,376,320    12/27/94
       Starch
25.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped     5,576,049    11/19/96
       Elements
26.    Process for Manufacturing Compositible Thin-Walled Molded Articles    5,711,908    1/27/98
       Based on Starch

       B. PENDING UNITED STATES PATENT APPLICATIONS

       TITLE
       -----
 1.    Methods of Molding Articles Having an Inorganically Filled Organic
       Polymer Matrix
 2.    Inorganically Filled, Starch-Based Compositions for Manufacturing
       Containers and Other Articles Having a Thermodynamically Controlled
       Cellular Matrix
 3.    Methods and Systems for Manufacturing Containers and Other Articles
       Having an Inorganically Filled, Starch-Bound Cellular Matrix
 4.    Dispersion of Cellulose Fibers
 5.    Articles Which Include a Hinged Starch-Bound Cellular Matrix
 6.    Methods for Molding Articles Which Include a Hinged Starch-Bound
       Cellular Matrix
 7.    Molded Starch Articles

       C. ISSUED FOREIGN PATENTS

       TITLE                                                                 PATENT #     COUNTRY
       -----                                                                 --------     -------
 1.    Hydraulically Settable Inorganically Filled Articles and Methods      28/94        Zimbabwe
 2.    Hydraulically Settable Inorganically Filled Articles and Methods      30080        Iran
 3.    Hydraulically Settable Inorganically Filled Articles and Methods      94/1018      South
                                                                                          Africa
 4.    Hydraulically Settable Inorganically Filled Articles and Methods      0251-94      Venezuela
 5.    Dispersion of Cellulose Fibers                                        169728       Denmark
 6.    Dispersion of Cellulose Fibers                                        683831       EPO
 7.    Dispersion of Cellulose Fibers                                        683831       Austria


                                                              Exhibit B - Page 2
                                                                   May 18, 1998

       TITLE                                                                 PATENT #     COUNTRY
       -----                                                                 --------     -------
 8.    Dispersion of Cellulose Fibers                                        683831       Germany
 9.    Dispersion of Cellulose Fibers                                        683831       France
10.    Dispersion of Cellulose Fibers                                        683831       Italy
11.    Dispersion of Cellulose Fibers                                        683831       UK
12.    Foamed Inorganically Filled Starch-Bound Articles and Methods         24269        Iran
13.    Fiber Reinforced Foamed Starch-Bound Articles & Methods               25424        Iran
14.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of       96396        Austria
       Starch
15.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of       167213       Poland
       Starch
16.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of       513106       Sweden
       Starch
17.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of       513106       EPO
       Starch
18.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of       513106       Belgium
       Starch
19.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of       513106       Switzerland
       Starch
20.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of       59100537     Germany
       Starch
21.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of       513106       Denmark
       Starch
22.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of       513106       Netherlands
       Starch
23.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of       2539125      Japan
       Starch
25.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped     672080       EPO
       Elements
26.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped     59307028     Germany
       Elements

       D. PENDING FOREIGN PATENT APPLICATIONS

       TITLE                                                                              COUNTRY
       -----                                                                              -------
 1.    Hydraulically Settable Inorganically Filled Articles and Methods                   Australia
 2.    Hydraulically Settable Inorganically Filled Articles and Methods                   Australia
       (divisional)
 3.    Hydraulically Settable Inorganically Filled Articles and Methods                   Brazil
 4.    Hydraulically Settable Inorganically Filled Articles and Methods                   Canada
 5.    Hydraulically Settable Inorganically Filled Articles and Methods                   EPO
 6.    Hydraulically Settable Inorganically Filled Articles and Methods                   Japan
 7.    Hydraulically Settable Inorganically Filled Articles and Methods                   So. Korea
 8.    Hydraulically Settable Inorganically Filled Articles and Methods                   New
                                                                                          Zealand


                                                             Exhibit B - Page 3
                                                                   May 18, 1998

       TITLE                                                                              COUNTRY
       -----                                                                              -------
 9.    Hydraulically Settable Inorganically Filled Articles and Methods                   Russia
10.    Hydraulically Settable Inorganically Filled Articles and Methods                   Georgia
11.    Hydraulically Settable Inorganically Filled Articles and Methods                   Argentina
12.    Hydraulically Settable Inorganically Filled Articles and Methods                   Argentina
       (divisional)
13.    Hydraulically Settable Inorganically Filled Articles and Methods                   Chile
14.    Hydraulically Settable Inorganically Filled Articles and Methods                   China
15.    Hydraulically Settable Inorganically Filled Articles and Methods                   Colombia
16.    Hydraulically Settable Inorganically Filled Articles and Methods                   Egypt
17.    Hydraulically Settable Inorganically Filled Articles and Methods                   India
18.    Hydraulically Settable Inorganically Filled Articles and Methods                   Israel
19.    Hydraulically Settable Inorganically Filled Articles and Methods (Div.)            Israel
20.    Hydraulically Settable Inorganically Filled Articles and Methods                   Mexico
21.    Hydraulically Settable Inorganically Filled Articles and Methods                   Peru
22.    Hydraulically Settable Inorganically Filled Articles and Methods                   Philippines
23.    Hydraulically Settable Inorganically Filled Articles and Methods                   Saudi
                                                                                          Arabia
24.    Hydraulically Settable Inorganically Filled Articles and Methods                   Taiwan
25.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Australia
26.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Brazil
27.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Canada
28.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            EPO
29.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Japan
30.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Korea
31.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            New
                                                                                          Zealand
32.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Russia
33.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Egypt
34.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            India
35.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Philippines
36.    Methods for Molding Articles Which Include a Hinged Starch-Bound                   PCT
       Cellular Matrix


                                                             Exhibit B - Page 4
                                                                   May 18, 1998

       TITLE                                                                              COUNTRY
       -----                                                                              -------
37.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of Starch             Canada
38.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of Starch             Hungary
39.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of Starch             Yugoslavia
40.    Process of Producing Rottable Thin-Walled Shaped Bodies Made of Starch             Australia
41.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped                  Canada
       Elements
42.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped                  Czech Rep.
       Elements
43.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped                  Hungary
       Elements
44.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped                  Poland
       Elements
45.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped                  Slovakia
       Elements
46.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped                  Austria
       Elements
48.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped                  Austria
       Elements
49.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped                  Austria
       Elements
50.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped                  Sweden
       Elements
51.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped                  Netherlands
       Elements
52.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped                  Belgium
       Elements
53.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped                  Denmark
       Elements
54.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped                  Switzerland
       Elements
55.    Process of Manufacturing Rottable Thin-Walled Starch-Based Shaped                  Japan
       Elements
56.    Process for Manufacturing Compositible Thin-Walled Molded Articles                 Austria
       Based on Starch
57.    Process for Manufacturing Compositible Thin-Walled Molded Articles                 Croatia
       Based on Starch
58.    Process for Manufacturing Compositible Thin-Walled Molded Articles                 EPO
       Based on Starch


                                                             Exhibit B - Page 5
                                                                   May 18, 1998

       TITLE                                                                              COUNTRY
       -----                                                                              -------
59.    Process for Manufacturing Compositible Thin-Walled Molded Articles                 Canada
       Based on Starch
60.    Process for Manufacturing Compositible Thin-Walled Molded Articles                 Australia
       Based on Starch
61.    Process for Manufacturing Compositible Thin-Walled Molded Articles                 Japan
       Based on Starch
62.    Process for Manufacturing Compositible Thin-Walled Molded Articles                 Korea
       Based on Starch
63.    Biodegradable, Thin-Walled Molding Production, e.g., Cup, Plate or                 EPO
       Packaging Using Starch-Based Baking Mixture Containing Powdered
       Hydraulic Vegetable Fibers Pre-Mixed Dry with Release Agent to
       Reduce Requirements
64.    Biodegradable, Thin-Walled Molding Production, e.g., Cup, Plate or                 Canada
       Packaging Using Starch-Based Baking Mixture Containing Powdered
       Hydraulic Vegetable Fibers Pre-Mixed Dry with Release Agent to
       Reduce Requirements
65.    Biodegradable, Thin-Walled Molding Production, e.g., Cup, Plate or                 Australia
       Packaging Using Starch-Based Baking Mixture Containing Powdered
       Hydraulic Vegetable Fibers Pre-Mixed Dry with Release Agent to
       Reduce Requirements
66.    Biodegradable, Thin-Walled Molding Production, e.g., Cup, Plate or                 Austria
       Packaging Using Starch-Based Baking Mixture Containing Powdered
       Hydraulic Vegetable Fibers Pre-Mixed Dry with Release Agent to
       Reduce Requirements
67.    Biodegradable, Thin-Walled Molding Production, e.g., Cup, Plate or                 Japan
       Packaging Using Starch-Based Baking Mixture Containing Powdered
       Hydraulic Vegetable Fibers Pre-Mixed Dry with Release Agent to
       Reduce Requirements
68.    Biodegradable, Thin-Walled Molding Production, e.g., Cup, Plate or                 Korea
       Packaging Using Starch-Based Baking Mixture Containing Powdered
       Hydraulic Vegetable Fibers Pre-Mixed Dry with Release Agent to
       Reduce Requirements
69.    Production, of Degradable Thin-Walled Cups, Plates, Trays, Etc., by                PCT
       Mixing Starch with Alcohol, Water and Optional Thickener and Other
       Additives, and Baking in Mold
70.    Production, of Degradable Thin-Walled Cups, Plates, Trays, Etc., by                EPO
       Mixing Starch with Alcohol, Water and Optional Thickener and Other
       Additives, and Baking in Mold
71.    Production, of Degradable Thin-Walled Cups, Plates, Trays, Etc., by                Australia
       Mixing Starch with Alcohol, Water and Optional Thickener and Other
       Additives, and Baking in Mold
72.    Production, of Degradable Thin-Walled Cups, Plates, Trays, Etc., by                Canada
       Mixing Starch with Alcohol, Water and Optional Thickener and Other
       Additives, and Baking in Mold


                                                             Exhibit B - Page 6
                                                                   May 18, 1998

       TITLE                                                                              COUNTRY
       -----                                                                              -------
73.    Production, of Degradable Thin-Walled Cups, Plates, Trays, Etc., by                Austria
       Mixing Starch with Alcohol, Water and Optional Thickener and Other
       Additives, and Baking in Mold
74.    Production, of Degradable Thin-Walled Cups, Plates, Trays, Etc., by                Austria
       Mixing Starch with Alcohol, Water and Optional Thickener and Other
       Additives, and Baking in Mold
75.    Production, of Degradable Thin-Walled Cups, Plates, Trays, Etc., by                Japan
       Mixing Starch with Alcohol, Water and Optional Thickener and Other
       Additives, and Baking in Mold
76.    Production, of Degradable Thin-Walled Cups, Plates, Trays, Etc., by                Korea
       Mixing Starch with Alcohol, Water and Optional Thickener and Other
       Additives, and Baking in Mold
77.    Dispersion of Cellulose Fibers                                                     Canada
78.    Dispersion of Cellulose Fibers                                                     Japan
79.    Dispersion of Cellulose Fibers                                                     Norway
80.    Dispersion of Cellulose Fibers                                                     Hungary
81.    Dispersion of Cellulose Fibers                                                     Poland
82.    Dispersion of Cellulose Fibers                                                     Finland
83.    Foamed Inorganically Filled Starch-Bound Articles and Methods                      Australia
84.    Foamed Inorganically Filled Starch-Bound Articles and Methods                      Canada
85.    Foamed Inorganically Filled Starch-Bound Articles and Methods                      EPO
86.    Foamed Inorganically Filled Starch-Bound Articles and Methods                      New
                                                                                          Zealand
87.    Foamed Inorganically Filled Starch-Bound Articles and Methods                      Japan
88.    Foamed Inorganically Filled Starch-Bound Articles and Methods                      India
89.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Australia
90.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Brazil
91.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Canada
92.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            EPO
93.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Japan
94.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            So. Korea
95.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            New
                                                                                          Zealand
96.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Russia
97.    Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Egypt


                                                             Exhibit B - Page 7
                                                                   May 18, 1998

       TITLE                                                                              COUNTRY
       -----                                                                              -------
 98.   Fiber Reinforced Foamed Starch-Bound Articles & Methods                            India
 99.   Fiber Reinforced Foamed Starch-Bound Articles & Methods                            Philippines
100.   Methods for Molding Articles Which Include a Hinged Starch-Bound                   PCT
       Cellular Matrix


                                                             Exhibit B - Page 8
                                                                   May 18, 1998

                                   EXHIBIT "C"

                        ALI-ITE -TM- PAPER TECHNOLOGY

       A. ISSUED UNITED STATES LETTERS PATENT

       TITLE                                                                 PATENT #     DATE
       -----                                                                 --------     ----
 1.    Hydraulically Settable Containers and Other Articles for Storing,     5,705,237    1/6/98
       Dispensing, and Packaging Food or Beverages
 2.    Cementitious Packaging Containers                                     5,654,048    8/5/97
 3.    Methods for Manufacturing Sheets from Hydraulically Settable          5,720,913    2/24/98
       Compositions
 4.    Sealable Liquid-Tight Containers Comprised of Hydraulically           5,714,217    2/3/98
       Settable Materials
 5.    Sheets Made from Moldable Hydraulically Settable Materials            5,626,954    5/6/97
 6.    Sheets Made from Moldable Hydraulically Settable Materials            5,614,307    3/25/97
 7.    Methods for Manufacturing Articles of Manufacture from                5,580,409    12/3/96
       Hydraulically Settable Sheets
 8.    Systems for Manufacturing Sheets from Hydraulically Settable          5,679,381    10/21/97
       Compositions
 9.    Articles of Manufacture Fashioned from Hydraulically Settable         5,665,439    9/9/97
       Sheets
10.    Sheets Having a Highly Inorganically Filled Organic Polymer Matrix    5,508,072    4/16/96
11.    Laminated Sheets Having a Highly Inorganically Filled Organic         5,665,442    9/9/97
       Polymer Matrix
12.    Sheets Having a Highly Inorganically Filled Organic Polymer Matrix    5,660,903    8/26/97
13.    Methods for the Manufacture of Sheets Having A Highly Inorganically   5,582,670    12/10/96
       Filled Organic Polymer Matrix
14.    Methods for the Manufacture of Sheets Having A Highly Inorganically   5,660,904    8/26/97
       Filled Organic Polymer Matrix
15.    Articles of Manufacture Fashioned From Sheets Having A Highly         5,506,046    4/9/96
       Inorganically Filled Organic Polymer Matrix
16.    Articles of Manufacture Fashioned From Sheets Having A Highly         5,705,238    1/6/98
       Inorganically Filled Organic Polymer Matrix
17.    Articles of Manufacture Fashioned From Sheets Having A Highly         5,709,913    1/20/98
       Inorganically Filled Organic Polymer Matrix
18.    Compositions and Methods for Manufacturing Sealable Liquid-Tight      5,738,921    4/14/98
       Containers Comprising an Inorganically Filled Matrix
19.    Compositions Having a High Ungelantinized Starch Content and Sheets   5,736,209    4/7/98
       Molded Therefrom


                                                             Exhibit C - Page 1
                                                                   May 18, 1998

       B. PENDING UNITED STATES PATENT APPLICATIONS

       TITLE
       -----
1.     Hinges for Highly Inorganically Filled Composite Materials
2.     Articles of Manufacture and Methods for Manufacturing Laminate
       Structures Including Inorganically Filled Sheets
3.     System for Manufacturing Sheets Having A Highly Inorganically Filled
       Organic Polymer Matrix
4.     Methods for the Manufacture of Sheets Having A Highly Inorganically
       Filled Organic Polymer Matrix
5.     Laminated Articles of Manufacture Fashioned From Sheets Having A
       Highly Inorganically Filled Organic Polymer Matrix
6.     Methods for Manufacturing Articles From Sheets Having A Highly
       Inorganically Filled Organic Polymer Matrix
7.     Compositions for Manufacturing High Starch - Containing Sheets
8.     High Starch - Containing Sheets
9.     Method for Manufacturing Molded Sheets Having a High Starch Content

       C. ISSUED FOREIGN PATENTS

       TITLE                                                                 PATENT #     COUNTRY
       -----                                                                 --------     -------
1.     Inorganically Filled Compositions, Articles of Manufacture Made Of    675687       Australia
       Highly Inorganically Filled Compositions, and Methods for Making
       Same
2.     Inorganically Filled Compositions, Articles of Manufacture Made Of    259123       New
       Highly Inorganically Filled Compositions, and Methods for Making                   Zealand
       Same
3.     Inorganically Filled Compositions, Articles of Manufacture Made Of    93/8770      South
       Highly Inorganically Filled Compositions, and Methods for Making                   Africa
       Same
4.     Inorganically Filled Compositions, Articles of Manufacture Made Of    1775-93      Venezuela
       Highly Inorganically Filled Compositions, and Methods for Making
       Same
5.     Highly Inorganically Filled Compositions, Articles of Manufacture     160/93       Zimbabwe
       Made of Highly Inorganically Filled Compositions, and Methods for
       Making Same
6.     Highly Inorganically Filled Compositions, Articles of Manufacture     15436        Iran
       Made of Highly Inorganically Filled Compositions, and Methods for
       Making Same


                                                             Exhibit C - Page 2
                                                                   May 18, 1998


       D. PENDING FOREIGN PATENT APPLICATIONS

       TITLE                                                                              COUNTRY
       -----                                                                              -------
 1.    Inorganically Filled Compositions, Articles of Manufacture Made of                 Australia
       Highly Inorganically Filled Compositions, and Methods for Making Same
 2.    Inorganically Filled Compositions, Articles of Manufacture Made of                 Brazil
       Highly Inorganically Filled Compositions, and Methods for Making Same
 3.    Inorganically Filled Compositions, Articles of Manufacture Made of                 Canada
       Highly Inorganically Filled Compositions, and Methods for Making Same
 4.    Inorganically Filled Compositions, Articles of Manufacture Made of                 EPO
       Highly Inorganically Filled Compositions, and Methods for Making Same
 5.    Inorganically Filled Compositions, Articles of Manufacture Made of                 Japan
       Highly Inorganically Filled Compositions, and Methods for Making Same
 6.    Inorganically Filled Compositions, Articles of Manufacture Made of                 So. Korea
       Highly Inorganically Filled Compositions, and Methods for Making Same
 7.    Inorganically Filled Compositions, Articles of Manufacture Made of                 Russia
       Highly Inorganically Filled Compositions, and Methods for Making Same
 8.    Inorganically Filled Compositions, Articles of Manufacture Made of                 Argentina
       Highly Inorganically Filled Compositions, and Methods for Making Same
 9.    Inorganically Filled Compositions, Articles of Manufacture Made of                 Chile
       Highly Inorganically Filled Compositions, and Methods for Making Same
10.    Inorganically Filled Compositions, Articles of Manufacture Made of                 China
       Highly Inorganically Filled Compositions, and Methods for Making Same
11.    Inorganically Filled Compositions, Articles of Manufacture Made of                 Colombia
       Highly Inorganically Filled Compositions, and Methods for Making Same
12.    Inorganically Filled Compositions, Articles of Manufacture Made of                 India
       Highly Inorganically Filled Compositions, and Methods for Making Same
13.    Inorganically Filled Compositions, Articles of Manufacture Made of                 Mexico
       Highly Inorganically Filled Compositions, and Methods for Making Same
14.    Inorganically Filled Compositions, Articles of Manufacture Made of                 Peru
       Highly Inorganically Filled Compositions, and Methods for Making Same
15.    Inorganically Filled Compositions, Articles of Manufacture Made of                 Philippines
       Highly Inorganically Filled Compositions, and Methods for Making Same
16.    Inorganically Filled Compositions, Articles of Manufacture Made of                 Taiwan
       Highly Inorganically Filled Compositions, and Methods for Making Same
17.    Highly Inorganically Filled Compositions, Articles of Manufacture Made of          Georgia
       Highly Inorganically Filled Compositions, and Methods for Making Same
18.    Highly Inorganically Filled Compositions, Articles of Manufacture Made of          Egypt
       Highly Inorganically Filled Compositions, and Methods for Making Same
19.    Highly Inorganically Filled Compositions, Articles of Manufacture Made of          Israel
       Highly Inorganically Filled Compositions, and Methods for Making Same


                                                             Exhibit C - Page 3
                                                                   May 18, 1998

       TITLE                                                                              COUNTRY
       -----                                                                              -------
20.    Highly Inorganically Filled Compositions, Articles of Manufacture Made             Israel
       of Highly Inorganically Filled Compositions, and Methods for Making Same
       (divisional)
21.    Highly Inorganically Filled Compositions, Articles of Manufacture Made             Saudi
       of Highly Inorganically Filled Compositions, and Methods for Making Same           Arabia
22.    Compositions and Methods for Manufacturing Sealable Liquid-Tight                   PCT
       Containers Comprising an Inorganically Filled Matrix
23.    Compositions Having a High Ungelantinized Starch Content and Sheets                PCT
       Molded Therefrom
24.    Method for Manufacturing Molded Sheets Having a High Starch Content                PCT


                                                             Exhibit C - Page 4
                                                                   May 18, 1998